EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of Versata, Inc. (the “Company”) for the period ended July 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William Frederick, Chief Financial Officer, Secretary and Vice-President of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the date and for the periods expressed in the Report.

Date: September 16, 2005

By:	/s/ WILLIAM FREDERICK
William Frederick
Chief Financial Officer, Secretary and Vice-President (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by and furnished to the Securities and Exchange Commission or its staff upon request.